UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	February 17, 2012
(Date of earliest event reported)	February 15, 2012

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 16, 2012, the general partner of ONEOK Partners, L.P. (the “Partnership”) amended the Partnership’s Third Amended and Restated Agreement of Limited Partnership to modify the definition of “Conflicts Committee.”  The prior definition excluded from the Conflicts Committee directors of any Affiliate of the General Partner.  The revised definition excludes from the Conflicts Committee directors of any Affiliate of the General Partner, other than any member of the Partnership Group.  The foregoing is qualified in its entirety by reference to such amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

On February 16, 2012, we, in our capacity as the sole member of ONEOK Partners GP, L.L.C. (“ONEOK Partners GP”), the Partnership’s sole general partner, amended certain provisions of Section 4.12 of ONEOK Partners GP’s Third Amended and Restated Limited Liability Company Agreement, which relates to “interested directors.” Among other things, the amendments clarify provisions relating to contracts or transactions involving an interested director and the circumstances in which a director will be deemed to have a financial interest in another company.  The foregoing is qualified in its entirety by reference to such amendment, a copy of which is filed herewith as Exhibit 10.2 to this Current Report, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 15, 2012, we announced authorization of a two-for-one split of our common stock, subject to shareholder approval of a proposal to increase the number of authorized shares of our common stock.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On February 15, 2012, we announced that we will hold our 2012 annual meeting of shareholders on May, 23, 2012, at 9:00 a.m. Central Daylight Time.  The meeting will be held at our headquarters at 100 West 5th Street in Tulsa, Oklahoma, and will also be audio webcast at www.oneok.com.  A copy of the news release is attached to this Current Report as Exhibit 99.2.

The record date for determining shareholders entitled to receive notice of the meeting and to vote is March 26, 2012.

On February 15, 2012, our board of directors authorized a two-for-one split of our common stock, subject to shareholder approval of a proposal to increase the number of authorized shares of our common stock.  That proposal will be voted on at our 2012 annual meeting of shareholders on May 23, 2012.  If such approval is obtained, the split will be implemented by distribution of one share of our common stock for each share outstanding and held by holders of record as of May 24, 2012.

Item 9.01	Financial Statements and Exhibits
Exhibits
10.1
Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P. (incorporated by reference to Exhibit 3.1 to ONEOK Partners, L.P.’s Form 8-K filed on February 17, 2012 (File No. 1-12202)).

10.2
Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of ONEOK Partners GP, L.L.C. (incorporated by reference to Exhibit 10.1 to ONEOK Partners, L.P.’s Form 8-K filed on February 17, 2012 (File No. 1-12202)).

	99.1	News release issued by ONEOK, Inc. dated February 15, 2012, Two-for-One Stock Split.
	99.2	News release issued by ONEOK, Inc. dated February 15, 2012, Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Exchange Act the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	February 17, 2012	By:	/s/Robert F. Martinovich
Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

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